Exhibit 3.1

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708 Website: secretaryofstate.biz
                                                                 Document Number
                                                                  20080419373-57
                                                           Filing Date and Time:
                                                             06/23/2008 12:20 PM
                                                                        Entity #
                                                                   E0401152008-4

                                                          Filed in the office of
                                                                 /s/ Ross Miller
                                                                     Ross Miller
                                                              Secretary of State
                                                                 State of Nevada

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:               LAKE FOREST MINERALS INC.

2. Resident Agent Name &
   Street Address:                    Resident Agents of Nevada, Inc.
                                      711 S. Carson St, Ste 4
                                      Carson City, NV 89701

3. Shares:                            Number of Shares with par value:  75000000
                                      Par value:  $0.001

4. Name & Address of Board
   Of Directors/Trustees:             Dwight Alan Teegardin
                                      711 S. Carson St, Ste 4
                                      Carson City, NV  89701

5. Purpose:                           The purpose of this Corporation shall be:
                                      Any legal purpose

6. Name, Address & Signature
   Of Incorporator:                   Sandra L. Miller     /s/  Sandra L. Miller
                                      711 S. Carson St, Ste 4
                                      Carson City, NV  89701
7. Certificate of Acceptance
   Of Appointment of Resident
   Agent:                             I hereby accept appointment as Resident
                                      Agent for the above named corporation.

                                      /s/ Sandra L. Miller         June 23, 2008
                                      Authorized Signature of R.A.       Date